FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2020
FAIR VALUE OF FINANCIAL INSTRUMENTS [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS
19.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Assets and liabilities recorded at fair value on a recurring and non-recurring basis in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy levels give the highest priority to quoted prices in active markets and the lowest priority to unobservable data. Fair value measurements are disclosed by level within the following fair value hierarchy:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 — Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The Company’s financial instruments consist principally of cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, derivative instruments, accounts payable and borrowings. Fair value of an asset is defined as the price a seller would receive in a current transaction between knowledgeable, willing and able parties. A liability’s fair value is defined as the amount that an obligor would pay to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor.

Where available, the fair value of the Company’s investment in equity certificates, notes payable and debt facilities is based on observable market prices or parameters or derived from such prices or parameters (Level 2). For the year ended December 31, 2020, the Company recognized an unrealized fair value loss of $13.0 million on its investment in equity certificates to write down the equity certificates to estimated fair value.

Where observable prices or inputs are not available, valuation models are applied, using the net present value of cash flow streams over the term using estimated market rates for similar instruments and remaining terms (Level 3). These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity.

The Company determines the fair value of its derivative instruments using a discounted cash flow model which incorporates an assessment of the risk of non-performance by the swap counterparty and an evaluation of its credit risk in valuing derivative liabilities. The valuation model uses various inputs including contractual terms, interest rate curves, credit spreads and measures of volatility (Level 2).

The Company also measures the fair value for certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include Portfolio B orderbook value and flight equipment held for operating lease, net (Level 3).

The Company records flight equipment at fair value when the carrying value may not be recoverable. Such fair value measurements are based on management’s best estimates and judgment and use Level 3 inputs which include assumptions of future projected lease rates, re-leasing costs, estimated down time and estimated residual or scrap values of the aircraft on its eventual disposition. The Company will record an impairment charge if the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset. The impairment charge is equal to the excess of the carrying amount of the impaired asset over its fair value. Fair value reflects the present value of the expected future cash flows, discounted at an appropriate rate. The Company recorded an impairment charge of $115.0 million during the year ended December 31, 2020. The Company did not record any impairment during the years ended December 31, 2019 and 2018.

The carrying amounts and fair values of certain of the Company’s debt instruments are as follows (dollars in thousands):

	As of December 31, 2020		As of December 31, 2019
	Principal Amount Outstanding	Fair Value	Principal Amount Outstanding	Fair Value
2012 Term Loan	$362,960	$342,997	$385,364	$385,364
2020 Term Loan	180,000	177,750	—	—
Magellan Acquisition Limited Facility	252,143	244,579	278,684	278,684
Fly Aladdin Acquisition Facility	229,644	192,407	272,343	272,343
2021 Notes	—	—	325,000	331,207
2024 Notes	300,000	286,500	300,000	314,070

The Company’s principal amount outstanding on its remaining debt instruments approximates fair value at December 31, 2020 and 2019.

As of December 31, 2020 and 2019, the categorized assets and liabilities measured at fair value on a recurring basis, based upon the lowest level of significant inputs to the valuations are as follows (dollars in thousands):

	Level 1	Level 2	Level 3	Total
December 31, 2020:
Derivative assets	—	$2,085	—	$2,085
Derivative liabilities	—	46,169	—	46,169
Investment in equity certificates	—	3,023	—	3,023
December 31, 2019:
Derivative assets	—	$4,824	—	$4,824
Derivative liabilities	—	27,943	—	27,943
Investment in equity certificates	—	16,048	—	16,048